INCOME TAXES (Details) - USD ($)	6 Months Ended	12 Months Ended
	Jun. 30, 2014	Jun. 30, 2015	Dec. 31, 2013
Income Tax Disclosure [Abstract]
Benefit at statutory rate (34%)	$ (913,000)	$ (1,805,000)	$ (914,000)
State tax benefit, net of federal tax benefit	(124,000)	(224,000)	(115,000)
Stock based compensation and other	192,000	378,000	240,000
Change in valuation allowance	845,800	1,651,800	789,800
Net provision for income taxes	$ 800	$ 800	$ 800